UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2007

AutoNation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 SE 6th Street, Ft. Lauderdale, Florida		33301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 769-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2007, AutoNation, Inc. (the "Company") entered into a new Employment Agreement (the "Employment Agreement") with the Company’s Chairman and Chief Executive Officer, Mike Jackson, pursuant to which Mr. Jackson shall continue to serve as the Company’s Chairman and Chief Executive Officer until September 24, 2010 (or such earlier date upon which Mr. Jackson’s employment may be terminated in accordance with the terms of the Employment Agreement). The new Employment Agreement is on substantially the same terms and conditions as the prior Employment Agreement. A copy of the agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On July 25, 2007, the Company entered into a new Employment Agreement with the Company’s President and Chief Operating Officer, Michael E. Maroone, pursuant to which Mr. Maroone shall continue to serve as the Company’s President and Chief Operating Officer until December 31, 2010 (or such earlier date upon which Mr. Maroone’s employment may be terminated in accordance with the terms of the Employment Agreement). The new Employment Agreement is on substantially the same terms and conditions as the prior Employment Agreement. A copy of the agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On July 25, 2007, upon entering into the new Employment Agreement with Mr. Jackson as described in Item 1.01 of this Current Report, the prior Employment Agreement dated as of December 30, 2004, and amended on March 25, 2005, between the Company and Mr. Jackson, which was scheduled to expire by its terms on September 24, 2007, was replaced and superseded by the new Employment Agreement (in effect, terminating the prior agreement early without penalty or cost to either party). The prior Employment Agreement dated as of December 30, 2004 was filed as Exhibit 10.1 to the Company's Form 8-K filed on January 3, 2005 and incorporated by reference to Exhibit 10.8 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2004. Amendment No. 1 dated March 25, 2005 to the Employment Agreement dated December 30, 2004 was filed as Exhibit 10.15 to the Company's Form 8-K filed on March 31, 2005 and incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2005.

On July 25, 2007, upon entering into the new Employment Agreement with Mr. Maroone as described in Item 1.01 of this Current Report, the prior Employment Agreement dated as of July 27, 2005 between the Company and Mr. Maroone, which was scheduled to expire by its terms on December 31, 2007, was replaced and superseded by the new Employment Agreement (in effect, terminating the prior agreement early without penalty or cost to either party). The prior Employment Agreement dated as of July 27, 2005 was filed as Exhibit 10.1 to the Company's Form 8-K filed on July 27, 2005 and incorporated by reference to Exhibit 10.12 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Employment Agreement dated July 25, 2007 between AutoNation, Inc. and Michael J. Jackson, Chairman and Chief Executive Officer.

10.2 Employment Agreement dated July 25, 2007 between AutoNation, Inc. and Michael E. Maroone, President and Chief Operating Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoNation, Inc.

July 26, 2007	By:	/s/ Jonathan P. Ferrando

Name: Jonathan P. Ferrando
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated July 25, 2007 between AutoNation, Inc. and Michael J. Jackson, Chairman and Chief Executive Officer.
10.2	Employment Agreement dated July 25, 2007 between AutoNation, Inc. and Michael E. Maroone, President and Chief Operating Officer.